--------------------------------------------------------------------------------

                             SOVEREIGN BANCORP, INC.

                                       to

                            BNY MIDWEST TRUST COMPANY
                 (as successor to Harris Trust and Savings Bank)
                                   as Trustee

                                -----------------

                          THIRD SUPPLEMENTAL INDENTURE

                          Dated as of February 26, 2004

                                -----------------

   4.375% Junior Subordinated Deferrable Interest Debentures due March 1, 2034

--------------------------------------------------------------------------------

                                                  ARTICLE I
                                                 DEFINITIONS

Section 1.01.         Definition of Terms............................................................       2

                                                 ARTICLE II
                                   TERMS AND CONDITIONS OF THE DEBENTURES

Section 2.01.         Designation and Principal Amount...............................................      10

Section 2.02.         Maturity.......................................................................      10

Section 2.03.         Global Debentures..............................................................      10

Section 2.04.         Interest and Contingent Interest...............................................      11

Section 2.05.         Optional Deferral of Interest..................................................      13

Section 2.06.         Redemption.....................................................................      14

Section 2.07.         Third-Party Change of Control Right to Require Redemption of Debentures........      16

Section 2.08.         Distribution of Debentures in Exchange for Trust Securities Upon the Occurrence
                      of a Special Event.............................................................      16

Section 2.09.         Restrictions on Transfer.......................................................      18

Section 2.10.         Short-Term Debentures..........................................................      18

Section 2.11.         Events of Default..............................................................      19

Section 2.12.         Amendment; Supplement; Waiver..................................................      20

Section 2.13.         Defeasance.....................................................................      24

Section 2.14.         Paying Agent; Security Registrar...............................................      25

Section 2.15.         Tax Treatment of Debentures....................................................      25

                                                 ARTICLE III
                                              FORM OF DEBENTURE

Section 3.01.         Form of Debenture..............................................................      26

                                                 ARTICLE IV
                                                  EXPENSES

Section 4.01.         Payment of Expenses............................................................      26

                                                  ARTICLE V
                                                  COVENANTS

Section 5.01.         Covenants upon an Event of Default or of a Deferral of Interest................      27

Section 5.02.         Additional Covenants Relating to the Trust.....................................      28

Section 5.03.         Covenant to List on Exchange...................................................      28

Section 5.04.         Additional Covenant Relating to the Trust PIERS Guarantee......................      28

Section 5.05.         Claims of Holders..............................................................      29

                                                 ARTICLE VI
                                                SUBORDINATION

Section 6.01.         Debentures Subordinated to Senior Indebtedness.................................      29

Section 6.02.         Subrogation....................................................................      31

Section 6.03.         Obligation of the Company is Absolute and Unconditional........................      31

Section 6.04.         Maturity of or Default on Senior Indebtedness..................................      31

Section 6.05.         Payments on Debentures Permitted...............................................      31

Section 6.06.         Effectuation of Subordination by Trustee.......................................      32

Section 6.07.         Knowledge of Trustee...........................................................      32

Section 6.08.         Trustee's Relation to Senior Indebtedness......................................      32

Section 6.09.         Rights of Holders of Senior Indebtedness Not Impaired..........................      33

Section 6.10.         Modification of Terms of Senior Indebtedness...................................      33

                                                 ARTICLE VII
                                      RIGHTS OF HOLDERS OF TRUST PIERS

Section 7.01.         Trust PIERS Holders' Rights....................................................      33

Section 7.02.         Direct Action..................................................................      34

Section 7.03.         Payments Pursuant to Direct Actions............................................      34

                                                 ARTICLE VIII
                                           [INTENTIONALLY OMITTED]

                                                  ARTICLE IX
                                                MISCELLANEOUS

Section 9.01.         Ratification of Indenture......................................................      34

Section 9.02.         Scope of Supplemental Indenture................................................      34

Section 9.03.         Trustee Not Responsible for Recitals...........................................      34

Section 9.04.         Governing Law..................................................................      35

Section 9.05.         Severability...................................................................      35

Section 9.06.         Counterparts...................................................................      35

EXHIBIT A-1           FORM OF DEBENTURE..............................................................   A-1-1

EXHIBIT A-2           FORM OF SHORT-TERM DEBENTURE...................................................   A-2-1

EXHIBIT B             PROJECTED PAYMENT SCHEDULE.....................................................     B-1

                  THIRD SUPPLEMENTAL INDENTURE, dated as of February 26, 2004 (this "Third Supplemental Indenture"), between SOVEREIGN BANCORP, INC., a Pennsylvania corporation (the "Company"), having its principal place of business at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 and BNY MIDWEST TRUST COMPANY (as successor to Harris Trust And Savings Bank), an Illinois trust company, as trustee (the "Trustee"), having its corporate trust office at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, under the Indenture, dated as of September 1, 1999, between the Company and the Trustee (the "Base Indenture", together with this Third Supplemental Indenture, the "Indenture").

                  WHEREAS, the Company executed and delivered the Base Indenture to the Trustee to provide for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (collectively the "Debt Securities," and individually, a "Debt Security") to be issued in one or more series as might be determined by the Company under the Base Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Base Indenture;

                  WHEREAS, the Company and the Trustee entered into a First Supplemental Indenture dated as of November 15, 1999, pursuant to which the Company issued its 7.50% Junior Subordinated Deferrable Interest Debentures due 2030;

                  WHEREAS, the Company and the Trustee entered into a Second Supplemental Indenture dated as of December 13, 2001, pursuant to which the Company issued its 8.75% Junior Subordinated Deferrable Interest Debentures due 2031;

                  WHEREAS, pursuant to the terms of this Third Supplemental Indenture, the Company desires to provide for the establishment of a new series of Debt Securities to be known as the 4.375% Junior Subordinated Deferrable Interest Debentures due March 1, 2034 (the "Debentures"), the form and substance of such Debentures and the terms, provisions and conditions thereof to be as set forth in the Indenture;

                  WHEREAS, the Company and The Bank of New York, as warrant agent, are simultaneously entering into a Warrant Agreement (the "Warrant Agreement"), dated as of the date hereof, for the purpose of issuing and selling certain warrants (the "Warrants");

                  WHEREAS, Sovereign Capital Trust IV, a Delaware statutory business trust (the "Trust"), has offered to the public $700,000,000, or up to $800,000,000 in the event the Underwriters (as defined below) exercise their option to purchase additional capital securities, in aggregate stated liquidation amount of its 4.375% Contingent Convertible Trust Preferred Income Equity Redeemable Securities (the "Trust PIERS") and, in connection therewith, the Company has agreed to purchase $21,649,500 in aggregate stated liquidation amount of the Trust's common securities (the "Common Securities" and, together with the Trust PIERS, the "Trust Securities"), each representing an undivided beneficial ownership interest in the assets of the Trust, and proposes to invest the proceeds from such offerings in $721,649,500 aggregate principal amount at maturity of the Debentures and the Warrants;

                  WHEREAS, the Trust intends to invest the proceeds of the sale of the Trust Securities in the purchase of the Debentures and the Warrants; and

                  WHEREAS, the Company has requested that the Trustee execute and deliver this Third Supplemental Indenture, all requirements necessary to make this Third Supplemental Indenture a valid instrument in accordance with its terms (and to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company) have been performed, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects.

                  NOW, THEREFORE, in consideration of the purchase and acceptance of the Debentures by the Holders (as defined below) thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01 Definition of Terms.

                  Unless the context otherwise requires:

                  (a) a term not defined herein that is defined in the Base Indenture has the same meaning when used in this Third Supplemental Indenture;

                  (b) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

                  (c)      the singular includes the plural and vice versa;

                  (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

                  (e) headings are for convenience of reference only and do not affect interpretation;

                  (f)      the following terms have the following meanings:

                  "Administrative Trustees" has the meaning set forth in the Declaration.

                  "Base Indenture" has the meaning set forth in the Recitals.

                  "Business Day" has the meaning set forth in the Declaration.

                  "Cash Exercise" shall mean cash exercise of a Trust PIERS conversion right pursuant to Section 5(c) of Annex I to the Declaration or cash exercise of a Warrant pursuant to Section 3.02(b) of the Warrant Agreement.

                  "Change of Control" means the occurrence of one of the following events:

                      (x) Any Person acquires a beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions of shares of the Company's capital stock entitling that Person to exercise 50% or more of the total voting power of all shares of the Company's capital stock entitled to vote generally in elections of directors, other than any acquisition by the Company , any of the Company's subsidiaries or any of the Company's employee benefit plans;

                      (y) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company, together with any new directors whose election by the Board of Directors of the Company or whose nomination for election by the shareholders of the Company, as the case may be, was approved by the vote of at least a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

                      (z) The consolidation or merger of the Company with or into any other Person, any merger of another Person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company's properties and assets to another Person, other than:

                      (a) Any transaction (i) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's capital stock, and
                      (ii) notwithstanding such transaction, the holders of the Company's capital stock immediately prior to that transaction continue to hold at least a majority of the Company's capital stock or the capital stock of the surviving company, whichever is applicable, immediately after the completion of that transaction or

                      (b) Any merger solely for the purpose of changing the Company's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity.

                      provided, however, a Change of Control shall not be deemed to have occurred if:

                      (1) The closing sale price per share of common stock of the Company for any five Trading Days within the period of ten consecutive Trading Days ending immediately after the later of the event otherwise constituting a Change of Control or the public announcement of the event otherwise constituting a Change of Control, in the case of a Change of Control under clause (x) above, or the period of ten consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control under clause (z) above, equals or exceeds 110% of the Conversion Price per share of the Trust PIERS; or

                      (2) At least 90% of the consideration in the transaction or transactions otherwise constituting a Change of Control consists of shares of common stock traded or to be traded immediately following such event on a national securities exchange or the Nasdaq National Market and, as a result of such transaction or transactions, the Trust PIERS become convertible solely into such common stock and any rights attached thereto.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Common Securities" has the meaning set forth in the Recitals.

                  "Company" has the meaning set forth in the Recitals.

                  "Compounded Interest" has the meaning set forth in Section 2.05(a).

                  "Contingent Debt Regulations" has the meaning set forth in
Section 2.14.

                  "Contingent Interest" has the meaning set forth in Section 2.04(e).

                  "Contingent Interest Period" has the meaning set forth in
Section 2.04(e).

                  "Conversion Price" has the meaning given such term in the Declaration.

                  "Coupon Rate" has the meaning set forth in Section 2.04(a).

                  "Debenture Distribution Notice" has the meaning set forth in
Section 6.02(b) of the Declaration.

                  "Debenture Issuer" has the meaning set forth in the Declaration.

                  "Debentures" has the meaning set forth in the Recitals.

                  "Debt Securities" or "Debt Security" has the meaning set forth in the Recitals.

                  "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of February 26, 2004, among the Debenture Issuer, in its capacity as Sponsor, the initial Administrative Trustees, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee, as amended and restated from time to time.

                  "Delaware Trustee" has the meaning set forth in the Declaration.

                  "Direct Action" has the meaning set forth in Section 7.02.

                  "Distribution Date" has the meaning set forth in the Declaration.

                  "Distributions" have the meaning set forth in the Declaration.

                  "Event of Default" has the meaning set forth in Section 2.10.

                  "Exchange Agent" has the meaning set forth in the Declaration.

                  "Extension Period" has the meaning set forth in Section
2.05(a).

                  "Global Debenture" has the meaning set forth in Section
2.03(a).

                  "Holder" means a Person in whose name a Debenture is registered.

                  "Indenture" has the meaning set forth in the Recitals.

                  "Investment Company Event" means the receipt by the Trust of an opinion of counsel, rendered by an independent law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, which change becomes effective on or after the date on which the Trust PIERS were initially issued and sold.

                  "Issue Date" of any Debenture means February 26, 2004.

                  "Like Amount" has the meaning set forth in the Declaration.

                  "Market Value" means, with respect to a share of the Company's common stock on the date of a redemption of Trust PIERS following a Change of Control, 95% of the average of the reported closing sale price per share of such stock for the five full Trading Days (not including after hours trading) ending immediately prior to such date of redemption.

                  "93-Day Period" has the meaning set forth in the Declaration.

                  "Nominal Accreted Value" means, at any date of determination,
(1) prior to such time as the principal amount of the Debentures becomes $50 in accordance with Section 2.06(d), the sum of (x) the Stated Issue Price of each Debenture and (y) accrued Stated Discount to the date of determination minus (z) accrual of interest on the principal amount at Stated Maturity of the Debenture at the rate of 4.375%, in each case on a quarterly bond basis using a 360-day year of twelve 30-day months until that sum equals $50.00 on March 1, 2034; and
(2) at or after such time as the principal amount of the Debentures becomes $50 in accordance with Section 2.06(d), $50 per Debenture.

                  "Non Book-Entry Trust PIERS" has the meaning set forth in
Section 2.03(b).

                  "No Recognition Opinion" has the meaning set forth in Section 6.02(b) of the Declaration.

                  "Officers' Certificate" has the meaning set forth in the Declaration.

                  "Opinion of Counsel" means the written opinion of counsel rendered by an independent law firm.

                  "Payment Blockage Notice" has the meaning set forth in Section 6.01(d).

                  "Property Trustee" has the meaning set forth in the Declaration.

                  "Pro Rata" has the meaning set forth in the Declaration.

                  "Reset Rate" has the meaning set forth in Section 2.04(g).

                  "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on and all fees, costs, expenses and other amounts accrued or due on or in connection with:

                  1) all indebtedness, obligations and other liabilities (contingent or otherwise) of the Company for borrowed money (including obligations of the Company in respect of overdrafts and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or other instruments for the payment of money, or incurred in connection with the acquisition of any properties or assets (whether or not the recourse of the lender is to the whole of the assets of the Company or to only a portion thereof), other than any account payable or other accrued current liability or obligation to trade creditors incurred in the ordinary course of business in connection with the obtaining of materials or services;

                  2) all obligations and liabilities (contingent or otherwise) in respect of leases of the Company required or permitted, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Company;

                  3) all obligations for the reimbursement of any letter of credit, bankers acceptance, security purchase facility or similar credit transaction;

                  4) all direct or indirect guaranties or similar agreements by the Company in respect of, and obligations or liabilities (contingent or otherwise) of the Company to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (1) and (2);

                  5) all obligations and liabilities of the type referred to above of other persons secured by a lien on any property of the Company;

                  6) all obligations with respect to securities contracts, foreign currency exchange contracts, derivative instruments such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, and commodity option contracts;

                  7) all of the Company's obligations issued or assumed as the deferred purchase price of property, all of the Company's conditional sale obligations and all of the Company's obligations under any title retention agreement;

                  8) any and all amendments, renewals, extensions and refundings of any indebtedness, obligation or liability of the kind described in clauses (1) through (7),

unless in the case of any particular indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such indebtedness shall not be senior in right of payment to the Debentures or expressly provides that such Indebtedness is pari passu or junior to the Debentures. "Senior Indebtedness" shall not include any indebtedness between and among the Company or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any Company capital trust or other trust or entity affiliated with the Company that is a financing vehicle of the Company in connection with the issuance of preferred securities or other securities that rank on a parity with or junior to the Debentures.

                  "Short-Term Debentures" has the meaning set forth in Section 2.10.

                  "Special Event" means a Tax Event or an Investment Company Event.

                  "Stated Discount" of any Debenture means the difference between the Stated Issue Price and $50, which shall accrue at an all-in yield of 7.410% per annum from the Issue Date to the earlier of the Stated Maturity of the Debentures or the date on which the principal amount of the Debentures becomes $50 pursuant to Section 2.06(d).

                  "Stated Issue Price" of any Debenture means $31.78.

                  "Tax Event" means the receipt by the Trust of an opinion of counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of (a) any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (ii) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or proposed change, pronouncement or decision is announced on or after the date on which Trust PIERS were initially issued and sold, there is more than an insubstantial risk that (1) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest received or accrued on the Debentures, or (2) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "Third Supplemental Indenture" has the meaning set forth in the Recitals.

                  "Third-Party Change of Control" means a Change of Control that results from:

                      (x) A tender offer by a person other than the Company or any of the Company's subsidiaries or Affiliates to buy shares of common stock of the Company, concerning which the Board of Directors of the Company is recommending rejection as of the closing date of the offer, and pursuant to which the Company is the surviving entity;

                      (y) The acquisition of 50% or more of the common stock of the Company by a Person other than the Company or any of the Company's subsidiaries or Affiliates in the open market, with the Company remaining as the surviving entity; or

                      (z) A change in the majority of the members of the Board of Directors of the Company pursuant to clause (y) in the definition of Change of Control.

                  "Trading Day" with respect to any security means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the applicable security is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which it is then listed or, if the applicable security is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the applicable security is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the applicable security is then traded; provided that the applicable security has traded at least once on the national securities association or exchange or over-the-counter market that is the primary market for the trading of such security; and provided, further, that extended hours and days that are not full trading days shall not count as Trading Days, nor shall any day on which the applicable security experiences any of the following count as a Trading Day:

                           (x) any suspension of or limitation imposed on trading of the applicable security on the principal national or regional securities exchange or association or over-the-counter market on or in which the applicable security is listed or traded;

                           (y) any event (other than an event listed in clause
                           (z) below) that disrupts or impairs the ability of market participants in general to (a) effect transactions in or obtain market values for the applicable security on any relevant national or regional securities exchange or association or over-the-counter market, or (b) effect transactions in or obtain market values for, futures or options contracts relating to such security on any relevant national or regional securities exchange or association or over-the-counter market; or

                           (z) any relevant national or regional securities exchange or association or over-the-counter market on which the applicable security trades closes on any exchange business day prior to its scheduled closing time unless such earlier closing time is announced by the exchange at least one hour prior to the earlier of (i) the actual closing time for the regular trading session on such exchange and (ii) the submission deadline for orders to be entered into the exchange for execution on the next business day.

                  "Trading Price" means, as of any date, the closing sale price per Trust PIERS (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the principal U.S. securities exchange on which the Trust PIERS are traded or, if the Trust PIERS are not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market, provided that

                           (v) if the Trust PIERS are not listed for trading on a U.S. national or regional securities exchange and are not reported by the Nasdaq National Market on the relevant date, the Trading Price will be the last quoted bid price for Trust PIERS in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization;

                           (w) if the Trust PIERS are not so quoted, the Trading Price will be the average of the mid-points of the last bid and ask prices of $5.0 million aggregate issue price of the Trust PIERS on the relevant date from each of three nationally recognized independent investment banking firms selected by the Company for this purpose;

                           (x) if such bid and ask prices cannot reasonably be obtained from at least three nationally recognized independent investment banking firms, but such bid and ask prices are obtained from two nationally recognized independent investment banking firms, then the Trading Price will be the average of the mid-points of such bid and ask prices from the two nationally recognized independent investment banking firms;

                           (y) if such bid and ask prices can reasonably be obtained from only one nationally recognized independent investment banking firm, then the Trading Price will be the mid-point of such bid and ask prices from this one nationally recognized independent investment banking firm; and

                           (z) if the Company cannot reasonably obtain such bid and ask prices from at least one nationally recognized independent investment banking firm, then the Trading Price will equal (a) the then-applicable Conversion Rate of the Trust PIERS multiplied by (b) the market price of the Company's common stock on the determination date.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust" has the meaning set forth in the Recitals.

                  "Trust PIERS" has the meaning set forth in the Recitals.

                  "Trust PIERS Certificate" means a certificate in fully registered form representing Trust PIERS, substantially in the form of Exhibit A-1 to the Declaration.

                  "Trust PIERS Guaranty" has the meaning set forth in the Declaration.

                  "Trust Securities" has the meaning set forth in the Recitals.

                  "Trustee" has the meaning set forth in the Recitals.

                  "Underwriters" means the entities acting as underwriters of the Trust PIERS.

                  "Underwriting Agreement" has the meaning set forth in the Declaration.

                  "Warrants" has the meaning set forth in the Declaration.

                  "Warrant Agreement" has the meaning set forth in the Declaration.

                                   ARTICLE II

                     TERMS AND CONDITIONS OF THE DEBENTURES

                  SECTION 2.01. Designation and Principal Amount.

                  (a) There is hereby authorized a series of Debt Securities designated the "4.375% Junior Subordinated Deferrable Interest Debentures due March 1, 2034," limited in aggregate principal amount at Stated Maturity to $721,649,500 or up to $824,742,300 if the Underwriters exercise in full their option to purchase additional Trust PIERS pursuant to the Underwriting Agreement.

                  (b) The Debentures shall be issued at an issue price of $31.78 per $50 principal amount at Stated Maturity of Debentures.

                  SECTION 2.02. Maturity.

                  The stated maturity shall be March 1, 2034 (the "Stated Maturity"). The aggregate principal amount at Stated Maturity of the Debentures shall be payable on the Stated Maturity date unless the Debentures have been earlier redeemed in accordance with this Third Supplemental Indenture.

                  SECTION 2.03. Global Debentures.

                  If distributed to holders of Trust Securities in connection with the involuntary or voluntary dissolution of the Trust:

                  (a) The Debentures in definitive form may be presented to the Trustee by the Property Trustee in exchange for a global security in an aggregate principal amount equal to all Outstanding Debentures (a "Global Debenture"). The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture and this Third Supplemental Indenture. The Depositary for the Debentures will be The Depository Trust Company. The Global Debentures will be registered in the name of the Depositary or its nominee, Cede & Co., and delivered by the Trustee to the Depositary or a custodian appointed by the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees. Payments on the Debentures issued as a Global Debenture will be made to the Depositary or its nominee.

                  (b) If any Trust PIERS are held in definitive form, the Debentures in definitive form may be presented to the Trustee by the Property Trustee, and any Trust PIERS Certificate which represents Trust PIERS other than Trust PIERS held by the depositary for the Trust PIERS or its nominee ("Non Book-Entry Trust PIERS") will be deemed to represent beneficial ownership interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount at maturity equal to the aggregate stated liquidation amount at maturity of the Non Book-Entry Trust PIERS until such Trust PIERS Certificates are presented to the Security Registrar for transfer or reissuance, at which time such Trust PIERS Certificates will be canceled and a Debenture registered in the name of the holder of the Trust PIERS Certificate or the transferee of the holder of such Trust PIERS Certificate, as the case may be, with an aggregate principal amount at maturity equal to the aggregate stated liquidation amount at maturity of the Trust PIERS Certificate canceled will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Base Indenture and this Third Supplemental Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount at maturity that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

At any time following such distribution, the Company shall execute, and the Trustee, upon receipt of written instructions from the Company, shall countersign and deliver, Debentures in definitive registered form in any authorized denominations, in an aggregate amount equal to the amount of the Global Debenture or Debentures if (i) the Depository notifies the Company that it is unwilling or unable to continue as depositary therefor or if at any time the Depository shall no longer be eligible to serve as depositary and a successor depositary for the Debentures is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such ineligibility, (ii) the Company, in its discretion, notifies the Trustee in writing that it is electing to cause the issuance of certificated Securities or
(iii) if there shall have occurred and be continuing a default by the Company in respect of its obligations under the Indenture.

                  SECTION 2.04. Interest and Contingent Interest.

                  (a) Each Debenture will bear interest at a rate per annum of 4.375% (the "Coupon Rate") of the principal amount at maturity of $50 per Debenture from and including February 26, 2004 to, but excluding, the Stated Maturity, payable quarterly in arrears on March 1, June 1, September 1, and December 1 of each year (each, an "Interest Payment Date"), commencing on June 1, 2004.

                  (b) Interest not paid on the scheduled Interest Payment Date will accrue and compound quarterly at the Coupon Rate.

                  (c) The regular record dates for the Debentures (the "Regular Record Dates") shall be:

                  (i) as long as the Debentures are represented by a Global Debenture, the Business Day preceding the corresponding Interest Payment Date; or

                  (ii) if the Debentures are issued in definitive form, the fifteenth day of the month preceding the Interest Payment Date to which it applies.

                  (d) The amount of interest payable on the Debentures for any period will be computed:

                  (i) for any full 90-day quarterly period, on the basis of a 360-day year of twelve 30-day months;

                  (ii) for any period shorter than a full 90- day quarterly period, on the basis of a 30-day month; and

                  (iii) for any period shorter than a 30-day month, on the basis of the actual number of days elapsed in the 30-day month.

                  In the event that any date on which interest is payable on the Debentures is not a Business Day, payment of the interest payable on such date will be made on the next day that is a Business Day (and without any additional interest or other payment in respect of any such delay), except that, if such Business Day is in the next calendar year, such payment will be made on the preceding Business Day with the same force and effect as if made on the date such payment was originally payable.

                  (e) Subject to the accrual and record date provisions specified herein and in the Debenture, the Company shall pay contingent interest ("Contingent Interest") to the Holders during any quarterly period (a "Contingent Interest Period") from March 1 to May 31, June 1 to August 31, September 1 to November 31 or December 1 to February 28 (or February 29 in a leap year), other than the Contingent Interest Period beginning on December 1, 2033, commencing with the Contingent Interest Period beginning March 1, 2007, if the average of the Trading Prices of the Trust PIERS for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65 or more.

                  (f) Subject to the accrual and record date provisions specified herein and in the Debenture, if the Debentures have been distributed to the Holders of the Trust PIERS, then the Company will pay Contingent Interest during any Contingent Interest Period, other than the Contingent Interest Period beginning on December 1, 2033, commencing with the Contingent Interest Period beginning on March 1, 2007, if the average of the aggregate Trading Prices of the Debentures and Warrants for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65 or more.

                  (g) The amount of Contingent Interest payable in respect of any Contingent Interest Period will equal $0.08 per $50 principal amount at maturity of Debentures (the "Contingent Interest"), and such Contingent Interest will accrue and be payable to Holders in the same manner as regular cash interest as provided above. Regular cash interest will continue to accrue at the rate of 4.375% per year on the principal amount of the Debentures whether or not Contingent Interest is paid.

                  (h) In the event of a Change of Control, the Coupon Rate will be reset to be equal to the "Reset Rate" on the Trust PIERS, which will be the greater of (i) 7.410% per annum and (ii) the rate determined by a reference agent selected by the Company as the market yield at that time for a non-convertible trust preferred security representing subordinated debt of the surviving entity with substantially the same terms and conditions as the Trust PIERS will have after the Change of Control, other than (x) the terms and condition set out in Section 4(e)(i) of Annex I to the Declaration allowing for immediate redemption on a Third-Party Change of Control and (y) the terms and conditions set out in Section 2(c) of Annex I to the Declaration with respect to the payment of Contingent Distributions.

                  SECTION 2.05. Optional Deferral of Interest.

                  (a) As long as no Event of Default has occurred and is continuing, the Company has the right, at any time and from time to time, to defer payments of interest on the Debentures, other than Contingent Interest, by extending the interest payment period on the Debentures for a period (each, an "Extension Period") not exceeding 20 consecutive quarters, during which Extension Period no interest, other than Contingent Interest, shall be due and payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Stated Maturity. Despite such deferral, interest shall continue to accrue with additional interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded quarterly during any such Extension Period ("Compounded Interest"). Prior to the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions of such Extension Period, may not exceed 20 consecutive quarters or extend beyond the Stated Maturity. At the termination of any Extension Period, the Company shall pay all interest then accrued and unpaid, plus Compounded Interest and Contingent Interest, if any. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

                  (b) The procedure the Company must follow to exercise its option to defer payments of interest on the Debentures for an Extension Period shall be as follows:

                  (i) If the Property Trustee shall be the only holder of the Debentures, the Company shall give notice of its election of such extension period to the Property Trustee, the Administrative Trustees and the Trustee at least one Business Day prior to the earlier of:

                  (A) the next date on which Distributions on the Trust PIERS are payable; or

                  (B) the date the Administrative Trustees are required to give notice of the record date or the date such Distributions are payable for the first quarter of such Extension Period to (x) any national stock exchange or other organization on which the Trust PIERS are listed or quoted, if any, or (y) the holders of the Trust PIERS; or

                  (ii) If the Property Trustee shall not be the holder of the Debentures, the Company shall give notice of its election of such extension period to the Holders at least ten Business Days prior to the earlier of:

                  (A) the Interest Payment Date for the first quarter of such Extension Period; or

                  (B) the date on which the Company is required to give notice of the record date or the payment date of such related interest payment for the first quarter of such Extension Period to (x) any national stock exchange or other organization on which the Debentures are listed or quoted, if any, or (y) the Holders.

                  SECTION 2.06. Redemption.

                  (a) The Company may redeem the Debentures, in whole but not in part, at any time on or after March 5, 2007, by giving written notice to the Holders not less than 6 Business Days and not more than 20 Business Days (subject to extension, to comply with applicable law) prior to the date of redemption provided that the following conditions are satisfied:

                  (i) The Trading Price per share of common stock of the Company exceeds and has exceeded 130% of the Conversion Price in effect, giving effect to all adjustments to such Conversion Price pursuant to Article IV of the Declaration, for at least 20 Trading Days within the immediately preceding 30 consecutive Trading Days and on the date the Company elects to redeem the Debentures;

                  (ii) The Company elects to cause the redemption of the Trust PIERS;

                  (iii) As of the date on which the Company elects to cause the redemption of the Trust PIERS and on the redemption date of the Trust PIERS, a registration statement covering the issuance and sale of common stock of the Company to holders of Trust PIERS upon exercise of a Trust PIERS Conversion Right shall be effective under the

         Securities Act of 1933 or such issuance and sale shall be exempt from the registration requirements of the Securities Act of 1933;

                  (iv) As of the date on which the Company elects to cause the redemption of the Trust PIERS and on the redemption date of the Trust PIERS the shares of the Company's common stock to be issued to the holders of Trust PIERS shall have been registered , qualified or deemed to be exempt under applicable state securities laws;

                  (v) As of the date of redemption of the Trust PIERS, to the extent required by applicable law, a then-current prospectus shall be available to be delivered to exercising holders of the Trust PIERS;

                  (vi) As of the date on which the Company elects to cause the redemption of the Trust PIERS, the Company shall have complied or be able to comply, with all other applicable laws and regulations, if any, including, without limitation, the Securities Act of 1933, necessary to permit the redemption of the Trust PIERS; and

                  (vii) As of the date on which the Company elects to cause the redemption of the Trust PIERS, the Company will have received the express approval of the Board of Governors of the Federal Reserve, if it is the principal regulator of the Company at that time, to redeem the Trust PIERS.

                  (b) If at any time a Special Event occurs and the Administrative Trustees have been informed by an independent law firm experienced in such matters that such firm, for substantive reasons, cannot deliver a No Recognition Opinion to the Trust, then the Company may redeem the Debentures in whole but not in part upon satisfaction of the conditions set forth in Section 2.06(a)(ii) through (vii) within 93 days following the occurrence of such Special Event by giving written notice thereof to the Holders not less than 30 days and not more than 60 days prior to the date of redemption.

                  (c) Upon the occurrence of a Change of Control, the Company may redeem the Debentures in whole, but not in part, (i) at any time during the 30 days beginning on the 90th day after the occurrence of such Change of Control, and (ii) at any time during the period beginning on the fifth anniversary of the occurrence of such Change of Control and ending on the Stated Maturity of the Debentures.

                  (d) Upon the occurrence of a Change of Control or if the Debentures are called for redemption pursuant to Section 2.06(a) or (b) above, the principal amount of the Debentures will immediately accrete to $50 per Debenture. The redemption price in the case of any redemption pursuant to this Section 2.06 shall be equal to 100% of the principal amount at maturity of the Debentures together with accrued and unpaid interest, including Compound Interest and Contingent Interest, to the Redemption Date.

                  (e) Each notice of redemption (each, a "Redemption Notice") in connection with a redemption pursuant to Section 2.06(a),
         (b) or (c) or Section 2.07 shall contain the following information:

                           (i)      the intended Redemption Date;

                           (ii) the Exercise Amount per Warrant as the date of the Redemption Notice;

                           (iii) that following redemption the Debentures and the Warrants will no longer be deemed to be outstanding for any purposes, including payment of Distributions, including Contingent Distributions, or conversion;

                           (iv) upon a Change of Control, including a Third-Party Change of Control, information sufficient to describe briefly the transaction that constituted the Change of Control or Third-Party Change of Control;

                           (v) in the case of a redemption upon a Third Party Change of Control, whether the redemption price will be paid in cash, Common Stock or a combination thereof, and, if any shares of Common Stock are to be used to pay such amount, the number of such shares (which shall not in any event exceed the number of Warrants corresponding to the aggregate principal amount at maturity of Debentures being redeemed multiplied by the Exercise Amount then in effect) and the method of calculating the number of such shares that represent the applicable portion of the redemption price to be paid in such shares;

                           (vi) the place or places where Debentures are to be surrendered for payment of the redemption price; and

                           (vii) the CUSIP number of the Debentures and the Warrants.

                  No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (f) The Debentures shall not be subject to a sinking fund provision.

                  SECTION 2.07. Third-Party Change of Control Right to Require Redemption of Debentures.

                  (a) If the Change of Control is a Third-Party Change of Control, the Company will have the right to immediately cause the redemption of the Debentures, in whole or in part, upon satisfaction of the conditions set forth in Section 2.06(a)(ii) through (vii) by delivering, at its option, a combination of cash and common stock of the Company that, in the case of partial redemption, together with the Debentures that remain outstanding has a Market Value equal to the Market Value at that time of a non-convertible trust preferred security representing subordinated debt of the surviving entity with the same terms and conditions as the Trust PIERS will have after the Change of Control, but in no event less than $50 per Trust PIERS. In no event, however, may the number of shares of Common Stock of the Company delivered per Trust PIERS in satisfaction of the redemption price exceed the Conversion Rate then in effect.

                  SECTION 2.08. Distribution of Debentures in Exchange for Trust Securities Upon the Occurrence of a Special Event.

                  (a) If at any time a Special Event occurs and certain conditions set forth in Section 2.09(b) are satisfied, the Administrative Trustees may dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures held by the Property Trustee to be distributed to the holders of Trust Securities in liquidation of such holders' interests in the Trust on a Pro Rata basis, upon not less than 30 nor more than 60 days' notice, within the 93-Day Period, and, simultaneous with such distribution, to cause a Like Amount of the Trust Securities to be exchanged by the Trust on a Pro Rata basis.

                  (b) The dissolution of the Trust and distribution of the Debentures pursuant to Section 2.09(a) shall be permitted only upon satisfaction of the following three conditions:

                  (i) the receipt by the Administrative Trustees of a No Recognition Opinion;

                  (ii) neither the Trust nor the Company being able to eliminate such Special Event by taking some ministerial action (such as filing a form, making an election or pursuing some other reasonable measure) that:

                  (A) has no material adverse effect on the Trust, the Company or the holders of the Trust Securities; or

                  (B) does not subject any of them to more than de minimis regulatory requirements; and

                  (iii) the receipt by the Administrative Trustees of the prior written consent of the Company.

                  (c) A Debenture Distribution Notice, which notice shall be irrevocable, shall be given by the Trust by mail to each holder of Trust Securities not fewer than 30 nor more than 60 days before the date of distribution of the Debentures. A Debenture Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to holders of Trust Securities. No defect in the Debenture Distribution Notice or in the mailing of the Debenture Distribution Notice with respect to any holder of Trust Securities shall affect the validity of the exchange proceedings with respect to any other holder of Trust Securities.

                  (d) On and from the date fixed by the Property Trustee for any distribution of Debentures and liquidation of the Trust:

                  (i) the Trust Securities no longer shall be deemed to be outstanding;

                  (ii) the Depositary or its nominee (or any successor Depositary or its nominee), as the holder of the Trust PIERS, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution; and

                  (iii) any certificates representing Trust Securities not held by the Depositary or its nominee (or any successor Depositary or its nominee) shall be deemed to represent Debentures having an aggregate principal amount at maturity equal to the aggregate liquidation amount at maturity of such Trust Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities, until such certificates are presented for cancellation, at which time the Company shall issue, and the Trustee shall authenticate, a certificate representing such Debentures.

                  SECTION 2.09. Restrictions on Transfer.

                  Notwithstanding any other provision herein, a Debenture may not be transferred without a simultaneous transfer of one Warrant issued under the Warrant Agreement per each $50 principal amount at maturity of Debentures. Any transfer of a Debenture without a corresponding Warrant or transfer of a Warrant without a corresponding Debenture shall be deemed to be void ab initio and of no legal effect whatsoever. Any transferee of a Debenture or Warrant not accompanied by the corresponding Warrant or Debenture shall be deemed not to be a Holder of such Debentures or Warrants for any purpose, such transferee shall be deemed to have no interest whatsoever in such Debentures or Warrants and the transferor (or any successor owner of the Warrants or Debentures not transferred) shall be treated as the owner of such Debentures or Warrants purported to be transferred. Following any distribution of Debentures and Warrants to Holders of the Trust Securities, each Holder agrees by its acceptance of a Debenture not to transfer such Debenture separately from a corresponding Warrant. This Third Supplemental Indenture and the Warrant Agreement shall be construed in a manner consistent with this Section 2.09.

                  SECTION 2.10. Short-Term Debentures

                  (a) In connection with any Cash Exercise of a Trust PIERS conversion right or Cash Exercise of a Warrant and delivery of a Like Amount of corresponding Debentures pursuant to Section 5(b) of Annex I to the Declaration or Section 3.02(c) of the Warrant Agreement, the Company shall deliver to the exercising holder Debentures with modified terms and conditions (as so modified, the "Short-Term Debentures").

                  (b) The Short-Term Debentures shall be issued in definitive registered form only.

                  (c) Each Short-Term Debenture will mature on the date that is 94 calendar days from its date of delivery with a principal amount at maturity equal to the Nominal Accreted Value of a Debenture on such accelerated maturity date. The date on which the Warrant Certificate, Debentures and Cash Amount in respect of the Exercise Price were received by the Warrant Agent shall be deemed to be the date of delivery of the Short-Term Debentures. Short-Term Debentures will continue to bear the stated interest coupon of 4.375% until the date of their maturity. Short-Term Debentures shall not bear Contingent Interest.

                  (d) The provisions of Sections 2.04(h), 2.06(c), 2.06(d) and 2.07 of this Third Supplemental Indenture shall not apply to Short-Term Debentures.

                  (e) Interests in any such Short-term Debentures shall be registered only in the name of the exercising holder of Trust PIERS or Warrants. Interests in Short-Term Debentures may not be held though the Depositary, its nominee or any other Clearing Agency, as defined in the Warrant Agreement.

                  (f) Interests in the Short-Term Debentures are not transferable. Any purported transfer of a Short-Term Debenture shall be deemed to be void ab initio and of no legal effect whatsoever. Any transferee of a Short-Term Debenture shall be deemed not to be a Holder of such Short-Term Debenture for any purpose, such transferee shall be deemed to have no interest whatsoever in such Short-Term Debentures and the transferor shall be treated as the owner of such Short-Term Debentures purported to have been transferred.

                  SECTION 2.11. Events of Default.

                  In addition to the events of default set forth in Section 501 of the Base Indenture, it shall be an event of default with respect to the Debentures if the following occurs and shall be continuing (collectively, "Events of Default"):

                  (a) the Company defaults in the payment of the principal of any of the Debentures when it becomes due and payable at Stated Maturity, whether or not such payment is prohibited by the subordination provisions of Article 6 of this Third Supplemental Indenture;

                  (b) the Company defaults in the payment of interest on any of the Debentures when it becomes due and payable and such default continues for a period of 30 days after written notice thereof is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures, whether or not such payment is prohibited by the subordination provisions of Article 6 of this Third Supplemental Indenture; provided, however, that a valid extension of the interest payment period pursuant to Section 2.05 does not constitute a default in the payment of interest;

                  (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Debentures or the Indenture (other than a term, covenant or agreement included in the Indenture solely for the benefit of any series of Debt Securities other than the Debentures) and such default continues for a period of 90 days after written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures; or

                  (d) the Trust shall have voluntarily or involuntarily dissolved, wound up its business or otherwise terminated its existence, except in connection with:

                  (i) the distribution of the Debentures held by the Trust to the holders of the Trust Securities in liquidation of their interests in the Trust;

                  (ii) the redemption of all of the outstanding Trust Securities; or

                  (iii) a merger, consolidation, conversion, amalgamation, replacement or other transaction involving the Trust that is permitted under Section 3.15 of the Declaration.

                  SECTION 2.12. Amendment; Supplement; Waiver.

                  (a)      Amendment Without Consent of Holders.

                  SECTION 901 of the Base Indenture shall be superseded by this
Section 2.11(a).

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend the Indenture and the Debentures to:

                  (i) provide for uncertificated Debentures in addition to or in place of certificated Debentures;

                  (ii) make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect such Holders' legal rights under the Indenture;

                  (iii)    add a guarantor under the Indenture;

                  (iv) evidence and provide for the acceptance of the appointment of a successor Trustee under the Indenture;

                  (v) add to the covenants of the Company for the benefit of the Holders;

                  (vi)     add to the Events of Default under the Indenture;

                  (vii) surrender any right or power herein conferred upon the Company;

                  (viii) mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's obligations under the Indenture, in any property or assets;

                  (ix) add to, change or eliminate any provisions of the Indenture, provided that, any such addition, change or elimination (a) shall neither (x) apply to any Debentures issued prior to the execution of this Third Supplemental Indenture and entitled to the benefit of such provision nor (y) modify the rights of Holders with respect to such provisions, or (b) shall become effective only when there is no such outstanding Debentures;

                  (x) provide for the assumption of the Company's obligations to the Holders in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 8 of the Base Indenture;

                  (xi) comply with the requirements of the Securities Exchange Commission in order to maintain the qualification of the Indenture under the Trust Indenture Act;

                  (xii) establish the form and terms of Debentures as permitted under the Indenture; or

                  (xiii) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under the Indenture which the Company and the Trustee may deem necessary or desirable and which shall not be inconsistent with the provisions of the Indenture, provided, that such action pursuant to this clause (vi) does not adversely affect the interests of the Holders in any material respect.

                  (b)      Amendment With Consent of Holders.

                  Section 902 of the Base Indenture shall be supplemented and amended by this Section 2.11(b).

                  With the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures and all other series of Debt Securities affected at the time Outstanding, voting as one class, the Company and the Trustee, at any time and from time to time, may amend the Indenture and the Debentures; provided, however, no such modification or amendment shall be effective until the Holder of each Debenture affected at the time Outstanding shall have consented to such modification or amendment, if such modification or amendment shall:

                  (i) change the Stated Maturity of the principal of, or the time of payment of any installment of interest on, any Debenture;

                  (ii) reduce the principal amount of, or the rate of interest on, any Debenture;

                  (iii) change the place of payment where the Debentures or any interest thereon is payable or the currency in which it is payable;

                  (iv) change the transfer restrictions on the Debentures to allow the Warrants to be transferred separately;

                  (v) impair the right to institute suit for the enforcement of any such payment on or with respect to the Debentures;

                  (vi) reduce the above-stated percentage of principal amount of Debentures, the Holders of which are required to modify or amend the Indenture, to consent to any waiver thereunder or to approve any supplemental indenture;

                  (vii) release the Company from any of its obligations under the Guarantee or the Indenture, except in accordance with the Indenture;

                  (viii) change any obligation of the Company to maintain an office or agency in the place and for the purposes required by the Indenture; or

                  (ix) modify any of the above provisions except (a) to increase the percentage in principal amount of outstanding Debentures necessary for such actions or (b) to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders;

and provided, further, that no such modification or amendment shall be effective until the holders of not less than 66-2/3% of the aggregate stated liquidation amount of the Trust Securities shall have consented to such modification or amendment; and provided, further, that where the consent of the Holders of not less than 66-2/3% of the aggregate principal amount of the Debentures is required pursuant to Section 902 of the Base Indenture, no such modification or amendment shall be effective until the holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities shall have consented to such modification or amendment.

                  (c)      Waiver of Past Defaults.

                  Section 513 of the Base Indenture shall be supplemented by this Section 2.11(c).

                  The Holders of a majority in aggregate principal amount of the Debentures then Outstanding may waive any past default with respect to the Debentures, except for (i) a default in the payment of principal of or interest on the Debentures and (ii) a default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Debenture then Outstanding, provided, however, that no such waiver shall be effective until the holders of a majority in aggregate stated liquidation amount of Trust Securities shall have consented to such waiver; and provided, further, that where a consent would require the Holders of more than 66-2/3% of the aggregate principal amount of Debentures, no such waiver shall be effective until the holders of at least the same proportion in aggregate stated liquidation amount of Trust Securities shall have consented to such waiver.

                  (d)      Meetings and Voting.

                  Sections 1602 and 1604 of the Base Indenture shall be superseded by this Section 2.11(d).

                  (i) The Trustee may at any time call a meeting of Holders for any purpose specified in Section 1601 of the Base Indenture, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given not less than 21 nor more than 180 days prior to the date fixed for the meeting. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 20% in principal amount of the Outstanding Debentures shall have requested the Trustee to call a meeting of the Holders for any purpose specified in Section 1601 of the Base Indenture, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof.

                  (ii) Except as provided below, the Persons entitled to vote a majority in principal amount of the Outstanding Debentures shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided herein, except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Debentures which shall constitute a quorum. Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Debentures at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

                  At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed and decided if passed or decided by the Persons entitled to vote the lesser of:

                  (i) a majority in principal amount of the Debentures then Outstanding; or

                  (ii) 66 2/3% in principal amount of the Debentures represented and voting at such meeting;

provided, however, that if any consent, waiver or other action must be given, made or taken by the Holders of a specified percentage in principal amount of Outstanding Debentures (which is less than a majority of the principal amount of Debentures then Outstanding) then such consent, waiver or other action may be given, made or taken by the Persons entitled to vote the lesser of:

                  (i) the specified percentage in principal amount of the Debentures then Outstanding; or

                  (ii) a majority in principal amount of the Debentures represented and voting at such meeting.

                  Any resolution passed or decisions taken at any meeting of Holders of Debentures duly held in accordance with this Section shall be binding on all the Holders of Debentures, whether or not present or represented at the meeting.

                  SECTION 2.13. Defeasance.

                  Section 1701 of the Base Indenture shall be superseded by this
Section 2.12.

                  The Company shall be deemed to have been discharged from their obligations with respect to all of the outstanding Debentures on the date of the deposit referred to in subparagraph (1) hereof, and the provisions of this Indenture, as it relates to such outstanding Debentures, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, upon the request of the Company, execute proper instruments acknowledging the same), except as to:

                  (i) the rights of Holders to receive, solely from the trust funds described in subparagraph (a) hereof, payments of the principal of or interest on the Outstanding Debentures on the date such payments are due; and

                  (ii) the rights, powers, trust and immunities of the Trustee hereunder and the duties of the Trustee under Section 402 of the Base Indenture and the duty of the Trustee to authenticate Debentures issued on registration of transfer of exchange;

provided that the following conditions shall have been satisfied:

                  1) the Company shall have deposited, or caused to be deposited, irrevocably with the Trustee, under the terms of an escrow trust agreement satisfactory to the Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders, cash in U.S. dollars and/or Eligible Instruments (including U.S. Government Obligations) which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal of and interest on all the Debentures on the dates such payments of principal or interest are due and payable;

                  2) no Event of Default with respect to the Debentures shall have occurred and be continuing on the date of such deposit;

                  3) such deposit and the related intended consequences will not result in a breach or violation of, or constitute a default or event of default under, the Indenture or any other material indenture, agreement or other instrument binding upon the Company or its subsidiaries or any of their properties or assets;

                  4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling (which ruling shall be satisfactory to the Trustee), or (B) since the date of execution of this Third Supplemental Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  5) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

                  6) such deposit shall not result in the trust arising from such deposit constituting an "investment company" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")), or such trust shall be qualified under such Act or exempt from regulation thereunder; and

                  7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this
         Section 2.12 have been complied with.

                  SECTION 2.14. Paying Agent; Security Registrar.

                  Initially, the Trustee shall act as Paying Agent and Security Registrar. If the Debentures are issued in definitive form, the Corporate Trust Office shall be the office or agency of the Paying Agent and the Security Registrar for the Debentures.

                  SECTION 2.15. Tax Treatment of Debentures.

                  The Company agrees, and by acceptance of a beneficial ownership interest in the Debentures each beneficial holder of Debentures agrees, for United States federal income tax purposes, (i) to treat each Debenture and the corresponding Warrant in which such holder has a beneficial interest as a single unitary instrument, (ii) to treat such unitary instrument as indebtedness of the Company, (iii) to treat such indebtedness as subject to
Section 1.1275-4(b) of the Treasury Regulations (the "Contingent Debt Regulations"), (iv) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Debt Regulations, with respect to such holder's Debentures and corresponding Warrants, and (v) to use such "comparable yield" and "projected payment schedule" in determining its interest accruals with respect to such holder's Debentures and corresponding Warrants and in determining adjustments thereto. For purposes of the foregoing, the Company's determination of the "comparable yield" is 7.410% per annum, compounded quarterly. The projected payment schedule, determined by the Company, is attached hereto as Exhibit B. A Holder of Debentures may obtain the Issue Date, yield to maturity, comparable yield and a copy of the projected payment schedule attached hereto as Exhibit B for the Debentures by telephoning the Company's Investor Relations Department at (610) 320-8400 or submitting a written request for such information to Investor Relations Department, Sovereign Bank, Mail Code 11-900-IR5, P.O. Box 12646, Reading, PA 19612, Attn: Mark R. McCollom.

                                   ARTICLE III

                                FORM OF DEBENTURE

                  SECTION 3.01. Form of Debenture.

                  The Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the forms of Exhibit A-1 annexed hereto. The Short-Form Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the forms of Exhibit A-2 annexed hereto.

                                   ARTICLE IV

                                    EXPENSES

                  SECTION 4.01. Payment of Expenses.

                  In connection with the offering, sale and issuance of the Debentures to the Trust in connection with the sale of the Trust Securities by the Trust, the Company, as borrower, shall:

                  (a) pay for all costs and expenses relating to the offering, sale and issuance of the Debentures, including compensation to the Underwriters payable pursuant to the Underwriting Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of the Indenture;

                  (b) pay for all costs and expenses of the Trust, including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including compensation to the Underwriters payable pursuant to the Underwriting Agreement in connection therewith); the fees and expenses of the Property Trustee (including, without limitation, those incurred in connection with the enforcement by the Property Trustee of the rights of the holders of the Trust PIERS), the Delaware Trustee and the Administrative Trustees; the costs and expenses relating to the operation of the Trust (including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses); and costs and expenses incurred in connection with the acquisition, financing and disposition of Trust assets;

                  (c) be primarily liable for any indemnification obligations arising with respect to the Declaration;

                  (d) pay any and all taxes (other than United States withholding taxes), duties, assessments or governmental charges of whatever nature imposed on the Trust by the United States or any other taxing authority and all liabilities, costs and expenses with respect to such taxes of the Trust; and

                  (e) any tax, duty, assessment or government charge in the nature of a withholding tax imposed by any taxing authority outside the United States on any payment by the Trust to holders of Trust Securities.

                                    ARTICLE V

                                    COVENANTS

                  SECTION 5.01. Covenants upon an Event of Default or of a Deferral of Interest.

                  If an Event of Default occurs and written notice of such event has been given to the Company, or if the Company exercises its right to defer payments of interest on the Debentures pursuant to Section 2.05, the Company may not:

                  (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock; or

                  (b) make any payment of principal or interest on or repay, repurchase or redeem any debt securities of the Company that rank on a parity with or junior in interest to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks on a parity with or junior in interest to the Debentures;

in each case, other than:

                  (i) dividends or distributions payable in the Company's capital stock, or options, warrants or rights to acquire capital stock of the Company, or repurchases or redemptions of capital stock of the Company solely from the issuance or exchange of capital stock of the Company;

                  (ii)     payments under the Trust PIERS Guarantee;

                  (iii) the payment of any dividend within 60 days after the date of declaration of the dividend if, at the date of declaration, (x) if paid on that date, the payment of the dividend would not have been prohibited by an election to defer interest payments and (y) the declaration was in accordance with the Company's dividend policy in effect immediately prior to its declaration of the dividend;

                  (iv) any declarations of a dividend in connection with the implementation of a shareholders' rights plan, or the issuances of stock under any such plan in the future, or redemptions or repurchases of any rights pursuant to a rights agreement;

                  (v) purchases or acquisitions of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee, director or agent benefit plans or any dividend reinvestment or stock purchase plan;

                  (vi) in connection with the reclassification of any class or series of the Company's capital stock, or the exchange or conversion of one class or series of the Company's capital stock for or into another class or series of its capital stock;

                  (vii) the purchase of fractional interests in shares of the Company's capital stock in connection with the conversion or exchange provisions of that capital stock or the security being converted or exchanged; and

                  (viii) repurchases of capital stock of the Company in connection with the satisfaction by the Company of its obligations pursuant to any acquisitions of businesses made by the Company (which repurchases are made in connection with the satisfaction of indemnification obligations of the sellers of such businesses).

                  SECTION 5.02. Additional Covenants Relating to the Trust.

                  For as long as the Trust PIERS remain outstanding, the Company will:

                  (a) maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company may succeed to the Company's ownership of such Common Securities;

                  (b) cause the Trust to (i) remain a Delaware statutory trust, except in connection with the distribution of the Debentures to the Holders, the redemption of all of the Securities, or certain mergers, consolidations, conversions or amalgamations, each as permitted by the Declaration, (ii) not voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by the Declaration and
         (iii) otherwise continue to be classified as a grantor trust for United States federal income tax purposes;

                  (c) use its commercially reasonable efforts to ensure that the Trust will not be an "investment company" required to be registered under the Investment Company Act; and

                  (d) not take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                  SECTION 5.03. Covenant to List on Exchange.

                  If the Debentures are distributed to the holders of the Trust PIERS upon dissolution of the Trust, the Company shall use its best efforts to list such Debentures on the New York Stock Exchange or on such other exchange as the Trust PIERS are then listed, if listed.

                  SECTION 5.04. Additional Covenant Relating to the Trust PIERS Guarantee.

                  If an event of default under the Trust PIERS Guarantee occurs and written notice of such event has been given to the Company, the Company shall be subject to the limitations and restrictions set forth in Section 5.01 relating to an Event of Default.

                  SECTION 5.05. Claims of Holders.

                  Each beneficial owner of Debentures shall be deemed to agree, by its acceptance of any Debenture, not to assert upon the occurrence of any of the events indicated in clauses (i), (ii) or (iv) of Section 8.01(a) of the Trust Agreement, or any similar event, any claim in respect of the Debentures and the Warrants as a whole before any court having jurisdiction in the premises under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, in excess of the Nominal Accreted Value of a Like Amount of Debentures on the date of commencement of any such proceedings before such court.

                                   ARTICLE VI

                                  SUBORDINATION

                  Article 18 of the Base Indenture shall be superseded by this
Article VI.

                  SECTION 6.01. Debentures Subordinated to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder, by such Holder's acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Debentures and the payment of the principal of and interest on each and all of the Debentures is hereby expressly subordinated and junior, to the extent and in the manner set forth and as set forth in this
Section 6.01, in right of payment to the prior payment in full of all Senior Indebtedness.

                  (a) In the event of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or otherwise, the holders of all Senior Indebtedness shall be entitled first to receive payment of the full amount due thereon in respect of all such Senior Indebtedness and all other amounts due or provision shall be made for such amount in cash, or other payments satisfactory to the holders of Senior Indebtedness, before the Holders are entitled to receive any payment or distribution of any character, whether in cash, securities or other property, on account of the principal of or interest on the indebtedness evidenced by the Debentures.

                  (b) In the event of any acceleration of maturity of the Debentures because of an Event of Default, unless the full amount due in respect of all Senior Indebtedness is paid in cash or other form of payment satisfactory to the holders of Senior Indebtedness, no payment shall be made by the Company with respect to the principal of or interest on the Debentures or to acquire any of the Debentures, and the Company shall give prompt written notice of such acceleration to such holders of Senior Indebtedness.

                  (c) In the event of and during the continuance of any default in payment of the principal of or interest on any Senior Indebtedness, unless all such payments due in respect of such Senior Indebtedness have been paid in full in cash or other payments satisfactory to the holders of Senior Indebtedness, no payment shall be made by the Company with respect to the principal of or interest on the Debentures or to acquire any of the Debentures. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

                  (d) During the continuance of any event of default with respect to any Senior Indebtedness, as such event of default is defined under any such Senior Indebtedness or in any agreement pursuant to which any Senior Indebtedness has been issued (other than a default in payment of the principal of or interest on any Senior Indebtedness), permitting the holder or holders of such Senior Indebtedness to accelerate the maturity thereof, no payment shall be made by the Company, directly or indirectly, with respect to principal of or interest on the Debentures for 179 days following notice in writing (a "Payment Blockage Notice") to the Company, from any holder or holders of such Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture or under which any instrument evidencing any such Senior Indebtedness may have been issued, that such an event of default has occurred and is continuing, unless such event of default has been cured or waived or such Senior Indebtedness has been paid in full; provided, however, if the maturity of such Senior Indebtedness is accelerated, no payment may be made on the Debentures until such Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness or such acceleration (or termination, in the case of a lease) has been cured or waived.

                  For purposes of this Section 6.01(d), such Payment Blockage Notice shall be deemed to include notice of all other events of default under such indenture or instrument which are continuing at the time of the event of default specified in such Payment Blockage Notice. The provisions of this
Section 6.01(d) shall apply only to one such Payment Blockage Notice given in any period of 365 days with respect to any issue of Senior Indebtedness, and no such continuing event of default that existed or was continuing on the date of delivery of any Payment Blockage Notice shall be, or shall be made, the basis for a subsequent Payment Blockage Notice.

                  (e) In the event that, notwithstanding the foregoing provisions of Sections 6.01(a), 6.01(b), 6.01(c) and 6.01(d), any payment on account of principal of or interest on the Debentures shall be made by or on behalf of the Company and received by the

         Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust):

                  (i) after the occurrence of an event specified in Section 6.01(a) or 6.01(b), then, unless all Senior Indebtedness is paid in full in cash, or provision shall be made therefor,

                  (ii) after the happening of an event of default of the type specified in Section 6.01(c) above, then, unless the amount of such Senior Indebtedness then due shall have been paid in full, or provision made therefor or such event of default shall have been cured or waived, or

                  (iii) after the happening of an event of default of the type specified in Section 6.01(d) above and delivery of a Payment Blockage Notice, then, unless such event of default shall have been cured or waived or the 179-day period specified in Section 6.01(d) shall have expired, such payment (subject, in each case, to the provisions of Section 6.07 hereof) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Indebtedness may have been issued, as their interests may appear.

                  SECTION 6.02. Subrogation.

                  Subject to the payment in full of all Senior Indebtedness to which the indebtedness evidenced by the Debentures is in the circumstances subordinated as provided in Section 6.01 hereof, the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Debentures shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article which otherwise would have been made to the holders of the Debentures shall be deemed to be a payment by the Company on account of such Senior Indebtedness, provided that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  SECTION 6.03. Obligation of the Company is Absolute and Unconditional.

                  Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything contained herein or therein prevent the Trustee or the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of

Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  SECTION 6.04. Maturity of or Default on Senior Indebtedness.

                  Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal of or premium, if any, or interest on, rent or other payment obligations in respect of all such matured Senior Indebtedness shall first be paid in full, or such payment shall have been duly provided for, before any payment on account of principal or interest is made upon the Debentures.

                  SECTION 6.05. Payments on Debentures Permitted.

                  Except as expressly provided in this Article, nothing contained in this Article shall affect the obligation of the Company to make, or prevent the Company from making, payments of the principal of or interest on the Debentures in accordance with the provisions hereof and thereof, or shall prevent the Trustee or any Paying Agent from applying any moneys deposited with it hereunder to the payment of the principal of or interest on the Debentures.

                  SECTION 6.06. Effectuation of Subordination by Trustee.

                  Each Holder, by such Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceedings affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other Person making any payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, and as to other facts pertinent to the right of such Persons under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Persons pending judicial determination as to the right of such Persons to receive such payment.

                  SECTION 6.07. Knowledge of Trustee.

                  Notwithstanding the provision of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness, of any default in payment of principal of or interest on, rent or other payment obligation in respect of any Senior Indebtedness, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless a Responsible Officer of the Trustee having responsibility for the administration of the trust established by this Indenture shall have received written notice thereof from the Company, any Holder, any Paying Agent of the Company or the holder or representative of any class of Senior Indebtedness, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such default or facts exist; provided, however, that unless on the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose the Trustee shall have received the notice provided for in this Section 6.07, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

                  SECTION 6.08. Trustee's Relation to Senior Indebtedness.

                  The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness and nothing contained in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing contained in this Article shall apply to claims of or payments to the Trustee under or pursuant to Section 607 of the Base Indenture.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                  SECTION 6.09. Rights of Holders of Senior Indebtedness Not Impaired.

                  No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  SECTION 6.10. Modification of Terms of Senior Indebtedness.

                  Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holders or the Trustee.

                  No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions or any applicable document, shall in any way alter or affect any of the provisions of this Article or of the Debentures relating to the subordination thereof.

                                   ARTICLE VII

                        RIGHTS OF HOLDERS OF TRUST PIERS

                  SECTION 7.01. Trust PIERS Holders' Rights.

                  Notwithstanding Section 507 of the Base Indenture, if the Property Trustee fails to enforce its rights under the Debentures after a holder of Trust PIERS has made a written request, the holder of Trust PIERS may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity.

                  SECTION 7.02. Direct Action.

                  Notwithstanding any other provision of the Indenture, for as long as any Trust PIERS remain outstanding, to the fullest extent permitted by law, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of and interest on the Debentures on the date such principal or interest is otherwise payable, a holder of Trust PIERS may institute a proceeding directly against the Company (a "Direct Action") to enforce payment to such holder of the principal of or interest on Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of the Trust PIERS of such holder.

                  SECTION 7.03. Payments Pursuant to Direct Actions.

                  The Company shall have the right to set off against its obligations to the Trust, as Holder, any payment made to a holder of Trust PIERS in connection with a Direct Action.

                                  ARTICLE VIII

                             [Intentionally Omitted]

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Ratification of Indenture.

                  The Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

                  SECTION 9.02. Scope of Supplemental Indenture.

                  The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall only be applicable with respect to, and govern the terms of, the Debentures and shall not apply to any other Debt Securities that may be issued by the Issuer under the Base Indenture.

                  SECTION 9.03. Trustee Not Responsible for Recitals.

                  The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

                  SECTION 9.04. Governing Law.

                  This Third Supplemental Indenture and each Debenture shall be governed by, and construed in accordance with, the laws of Commonwealth of Pennsylvania.

                  SECTION 9.05. Severability.

                  In case any one or more of the provisions contained in this Third Supplemental Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture or of the Debentures, but this Third Supplemental Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 9.06. Counterparts.

                  This Third Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                             SOVEREIGN BANCORP, INC.

                             By:________________________________________________
                                Mark R. McCollom
                                Senior Vice President

                             BNY MIDWEST TRUST COMPANY (as successor to HARRIS TRUST AND SAVINGS BANK), as Trustee

                             By:________________________________________________
                                Name:
                                Title:

                                                                     EXHIBIT A-1

                               [FORM OF DEBENTURE]

                               [FACE OF DEBENTURE]

                  This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Debenture is exchangeable for Debentures registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture (as defined below), and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances. Unless this Debenture is presented by an authorized representative of the Depositary to Sovereign Bancorp, Inc. or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary, and any payment hereon is made to Cede & Co., or to such other entity as is requested by an authorized representative of the Depositary, and, except as otherwise provided in the Indenture, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                  THE SECURITY EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT A SIMULTANEOUS TRANSFER OF ONE WARRANT ISSUED UNDER THE WARRANT AGREEMENT (AS DEFINED BELOW) PER EACH $50 PRINCIPAL AMOUNT AT MATURITY OF DEBENTURES. BY ITS ACCEPTANCE HEREOF THE HOLDER HEREOF ACKNOWLEDGES AND AGREES THAT ANY TRANSFER OF A DEBENTURE WITHOUT A TRANSFER OF A CORRESPONDING WARRANT SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE A HOLDER OF SUCH DEBENTURES OR WARRANTS FOR ANY PURPOSE, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH DEBENTURES OR WARRANTS.

FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS INSTRUMENT (AS DEFINED BELOW) IS A CONTINGENT PAYMENT DEBT INSTRUMENT AND WILL ACCRUE ORIGINAL ISSUE DISCOUNT AT THE ISSUER'S "COMPARABLE YIELD" FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. PURSUANT TO SECTION 2.15 OF THE THIRD SUPPLEMENTAL INDENTURE, THE COMPANY AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE DEBENTURES EACH BENEFICIAL HOLDER OF DEBENTURES AGREES, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, (I) TO TREAT EACH DEBENTURE AND THE CORRESPONDING WARRANT IN WHICH SUCH HOLDER HAS A BENEFICIAL INTEREST AS A SINGLE UNITARY INSTRUMENT, (II) TO TREAT SUCH UNITARY INSTRUMENT AS INDEBTEDNESS OF THE COMPANY,

                                     A-1-1

(III) TO TREAT SUCH INDEBTEDNESS AS SUBJECT TO SECTION 1.1275-4(b) OF THE TREASURY REGULATIONS (THE "CONTINGENT DEBT REGULATIONS"), (IV) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT DEBT REGULATIONS, WITH RESPECT TO SUCH HOLDER'S DEBENTURES AND CORRESPONDING WARRANTS, AND (V) TO USE SUCH "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE" IN DETERMINING ITS INTEREST ACCRUALS WITH RESPECT TO SUCH HOLDER'S DEBENTURES AND CORRESPONDING WARRANTS AND IN DETERMINING ADJUSTMENTS THERETO. FOR PURPOSES OF THE FOREGOING, THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 7.410% PER ANNUM, COMPOUNDED QUARTERLY. THE PROJECTED PAYMENT SCHEDULE, DETERMINED BY THE COMPANY, IS ATTACHED HERETO AS EXHIBIT B. A HOLDER OF DEBENTURES MAY OBTAIN THE ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND A COPY OF THE PROJECTED PAYMENT SCHEDULE ATTACHED HERETO AS EXHIBIT B BY TELEPHONING THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT (610) 320-8400 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO INVESTOR RELATIONS DEPARTMENT, SOVEREIGN BANK, MAIL CODE 11-900-IR5, P.O. BOX 12646, READING, PA 19612, ATTN: MARK R. McCOLLOM.

                             SOVEREIGN BANCORP, INC.

                  4.375% Junior Subordinated Deferrable Interest Debenture due March 1, 2034

Certificate No.:

                                                         CUSIP No.:____________.

                  This Debenture is one of a duly authorized series of Debt Securities of Sovereign Bancorp, Inc. (the "Debentures"), all issued under and pursuant to an Indenture dated as of September 1, 1999, duly executed and delivered by Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to) and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), an Illinois trust company, as Trustee (the "Trustee"), as supplemented by the Third Supplemental Indenture thereto dated as of February 26, 2004, between the Company and the Trustee (such Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures. By the terms of the Indenture, the Debt Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Debt Securities is limited in aggregate principal amount to $721,649,500 or up to $824,742,300 if the Underwriters exercise in full their option to purchase additional Trust PIERS pursuant to the Underwriting Agreement.

                                     A-1-2

                  The Company, for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of __________________________ U.S. Dollars ($______________) on March 1, 2034.

                  Interest Payment Dates: March 1, June 1, September 1 and December 1, commencing on June 1, 2004.

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed manually or by facsimile by its duly authorized officers.

                         [SIGNATURES ON FOLLOWING PAGE]

                                     A-1-3

                        [SIGNATURES FROM PRECEDING PAGE]

                                              SOVEREIGN BANCORP, INC.

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              By:_______________________________
                                                 Name:
                                                 Title:

Trustee's Certificate of Authentication

This is one of the 4.375% Subordinated Junior
     Deferrable Interest Debentures due
     March 1, 2034 referred to in the
     within-mentioned Indenture.

BNY Midwest Trust Company
     (as successor to HARRIS
     TRUST AND SAVINGS BANK),
     as Trustee

By:________________________
    Authorized Officer

Dated: February 26, 2004

                                     A-1-4

                             [REVERSE OF DEBENTURE]

                             SOVEREIGN BANCORP, INC.

                  4.375% Subordinated Junior Deferrable Interest Debentures due March 1, 2034

                  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1.       Principal and Interest.

                  Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company"), promises to pay interest on the principal amount of this Debenture at the Coupon Rate from and including February 26, 2004, to, but excluding, March 1, 2034 (the "Maturity Date"). The Company will pay interest on this Debenture quarterly in arrears on March 1, June 1, September 1 and December 1 of each year (each an "Interest Payment Date"), commencing on June 1, 2004. Interest not paid on the scheduled Interest Payment Date will accrue and compound quarterly at the Coupon Rate.

                  Interest on the Debentures shall be computed (i) for any full quarterly 90-day period on the basis of a 360-day year of twelve 30-day months,
(ii) for any period shorter than a full quarterly 90-day period, on the basis of a 30-day month and (iii) for any period less than a 30-day month, on the basis of the actual number of days elapsed in the 30-day month.

                  The Company shall pay contingent interest ("Contingent Interest") to the Holders during any quarterly period (a "Contingent Interest Period") from March 1 to May 31, June 1 to August 31, September 1 to November 31 or December 1 to February 28 (or February 29 in a leap year), other than the Contingent Interest Period beginning on December 1, 2033, commencing with the Contingent Interest Period beginning March 1, 2007, if the average of the Trading Prices of the Trust PIERS for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65 or more.

                  If the Debentures have been distributed to the Holders of the Trust PIERS, then the Company will pay Contingent Interest during any Contingent Interest Period, other than the Contingent Interest Period beginning on December 1, 2033, commencing with the Contingent Interest Period beginning on March 1, 2007, if the average of the aggregate of the Trading Prices of the Debentures and the Warrants for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65 or more.

                  The amount of Contingent Interest payable in respect of any Contingent Interest Period will equal $0.08 per $50 principal amount at maturity of Debentures, and such Contingent Interest will accrue and be payable to Holders in the same manner as regular cash interest as provided above. Regular cash interest at the rate of 4.375% per year on the principal amount at the Maturity Date of the Debentures will continue to accrue whether or not Contingent Interest is paid.

                                     A-1-5

                  In the event of a Change of Control (as defined in the Third Supplemental Indenture), the Coupon Rate will be reset to be equal to the reset Distribution Rate on the Trust PIERS, which will be the greater of (i) 7.410% per annum and (ii) the rate determined by a reference agent selected by the Company as the market yield at that time for a non-convertible trust preferred security representing subordinated debt of the surviving entity with substantially the same terms and conditions as the Trust PIERS will have after the Change of Control, other than (x) the terms and condition set out in Section 4(e)(i)(A) of Annex I to the Trust Agreement allowing for immediate redemption on a Third-Party Change of Control (as defined in the Third Supplemental Indenture) and (y) the terms and conditions set out in Section 2(c) of Annex I to the Trust Agreement with respect to the payment of Contingent Distributions.

                  Upon the occurrence of a Change of Control, or if the Debentures are called for redemption pursuant to Section 2.06(a) or (b) of the Third Supplemental Indenture, the principal amount of the Debentures will immediately accrete to $50 per Debenture.

                  2.       Optional Deferral of Interest.

                  As long as no Event of Default has occurred and is continuing, the Company has the right, at any time and from time to time to defer payments of interest other than Contingent Interest on the Debentures by extending the interest payment period on the Debentures for a period (each, an "Extension Period") not exceeding 20 consecutive quarterly periods, during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date. Despite such deferral, interest shall continue to accrue with additional interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period ("Compounded Interest"). Prior to the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions of such Extension Period, may not exceed 20 consecutive quarterly periods or extend beyond the Maturity Date. At the termination of any Extension Period, the Company shall pay all interest then accrued and unpaid, plus Compounded Interest. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

                  During an Extension Period, the Company may not, and will not permit any subsidiary to:

                  (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock; or

                  (b) make any payment of principal or premium (if any) of, or interest on, or repay, repurchase or redeem any debt securities of the Company that rank on a parity with or junior in interest to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks on a parity with or junior in interest to the Debentures; in each case, other than:

                                     A-1-6

                  (i) dividends or distributions payable in the Company's capital stock, or options, warrants or rights to acquire capital stock of the Company, or repurchases or redemptions of capital stock of the Company solely from the issuance or exchange of capital stock of the Company;

                  (ii)     payments under the Trust PIERS Guarantee;

                  (iii) the payment of any dividend within 60 days after the date of declaration of the dividend if, at the date of declaration, (x) if paid on that date, the payment of the dividend would not have been prohibited by an election to defer interest payments and (y) the declaration was in accordance with the Company's dividend policy in effect immediately prior to its declaration of the dividend;

                  (iv) any declarations of a dividend in connection with the implementation of a shareholders' rights plan, or the issuances of stock under any such plan in the future, or redemptions or repurchases of any rights pursuant to a rights agreement;

                  (v) purchases or acquisitions of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee, director or agent benefit plans or any dividend reinvestment or stock purchase plan;

                  (vi) in connection with the reclassification of any class or series of the Company's capital stock, or the exchange or conversion of one class or series of the Company's capital stock for or into another class or series of its capital stock;

                  (vii) the purchase of fractional interests in shares of the Company's capital stock in connection with the conversion or exchange provisions of that capital stock or the security being converted or exchanged; and

                  (viii) repurchases of capital stock of the Company in connection with the satisfaction by the Company of its obligations pursuant to any acquisitions of businesses made by the Company (which repurchases are made in connection with the satisfaction of indemnification obligations of the sellers of such businesses).

                  3.       Method of Payment.

                  Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. As long as the Debentures are represented by a Global Debenture, the Regular Record Dates for the Debentures shall be the Business Day preceding the corresponding Interest Payment Date. If the Debentures are issued in definitive form, the Regular Record Dates for the Debentures shall be the fifteenth day of the month preceding the month in which the corresponding Interest Payment Date occurs.

                                     A-1-7

                  4.       Paying Agent and Security Registrar.

                  Initially, BNY Midwest Trust Company, the Trustee, will act as Paying Agent and Security Registrar. The Company may change the Paying Agent and Security Registrar without notice to any Holder.

                  5.       Indenture.

                  The Company issued this Debenture under an Indenture, dated as of September 1, 1999 (the "Base Indenture"), between the Company and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as trustee (the "Trustee"), as amended and supplemented by the Third Supplemental Indenture, dated as of February 26, 2004 (the "Third Supplemental Indenture", together with the Base Indenture, the "Indenture"), between the Company and the Trustee. The provisions of this Debenture are subject to the more detailed provisions of the Indenture.

                  6.       Redemption.

                  The Company may redeem the Debentures, in whole but not in part at any time on or after March 5, 2007, provided that the Company elects to cause the redemption of the Trust PIERS and provided certain other conditions pertaining to legal and regulatory authority for such redemption are satisfied.

                  The Company may also redeem the Debentures in whole, but not in part, upon the occurrence and during the continuance of a Special Event (as defined in the Third Supplemental Indenture) within 93 days of such Special Event, provided the Special Event cannot be rectified and certain other conditions are satisfied, including receipt of a favorable tax opinion and consent by the Company.

                  In each case, the redemption price will be equal to 100% of the principal amount to be redeemed, plus accrued interest thereon to the date of redemption.

                  In addition, upon the occurrence of a Change of Control, the Company may redeem the Debentures (i) in whole, but not in part, at any time during the thirty days beginning on the ninetieth day after the occurrence of such Change of Control, (ii) in whole, but not in part, at any time during the period beginning on the fifth anniversary of the occurrence of such Change of Control and ending on the Stated Maturity of the Debentures, and (iii) in whole or in part, immediately upon the occurrence of such Change of Control if it is a Third-Party Change of Control.

                  7.       Sinking Fund.

                  The Debentures will not be subject to a sinking fund provision.

                  8.       Distribution of Debentures in Exchange for Trust
Securities.

                                     A-1-8

                  At any time following a Special Event, provided certain conditions are satisfied, the Administrative Trustees may dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures held by the Property Trustee to be distributed to the holders of Trust Securities in liquidation of such holders' interests in the Trust on a Pro Rata basis, upon not less than 30 nor more than 60 days notice, and, simultaneous with such distribution, to cause a Like Amount of the Trust Securities to be exchanged by the Trust on a Pro Rata basis. A Debenture may not be transferred without a simultaneous transfer of one Warrant issued under the Warrant Agreement per each $50 principal amount at maturity of Debentures.

                  A Debenture Distribution Notice, which notice shall be irrevocable, shall be given by the Trust by mail to each holder of Trust Securities as provided in the Indenture.

                  9.       Subordination.

                  The payment of principal of and interest on this Debenture is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all amounts then due on all Senior Indebtedness of the Company, and this Debenture is issued subject to such subordination provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

                  10.      Defaults and Remedies.

                  The Indenture provides that an Event of Default with respect to the Debentures occurs when any of the following occurs:

                  (a) the Company defaults in the payment of the principal of any of the Debentures when it becomes due and payable at the Maturity Date or otherwise, whether or not such payment is prohibited by the subordination provisions of Article 6 of the Third Supplemental Indenture;

                  (b) the Company defaults in the payment of interest on any of the Debentures when it becomes due and payable and such default continues for a period of 30 days after written notice has been given as provided in the Indenture, whether or not such payment is prohibited by the subordination provisions of Article 6 of the Third Supplemental Indenture; provided, however, that a valid extension of the interest payment period does not constitute a default in the payment of interest;

                  (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Debentures or the Indenture (other than a covenant included in the Indenture solely for the benefit of any series of Debt Securities other than the Debentures) and such default continues for a period of 90 days after written notice of such failure is given as specified in the Indenture;

                                     A-1-9

                  (d) there are certain events of bankruptcy, insolvency or reorganization of the Company; or

                  (e) the voluntarily or involuntarily dissolution, winding-up or termination of the Trust, except in connection with:

                           (i) the distribution of the Debentures held by the Trust to the holders of the Trust Securities in liquidation of their interests in the Trust;

                           (ii) the redemption of all of the outstanding Trust Securities; or

                           (iii)    certain mergers, consolidations,
                  conversions, amalgamations, replacements or other transactions involving the Trust, each as permitted under the Declaration.

                  If an Event of Default shall occur and be continuing, the principal of all of the Debentures may be declared due and payable, in the manner and with the effect provided in the Indenture.

                  11.      Amendment; Supplement; Waiver.

                  The Indenture contains provisions permitting the Company and the Trustee, without the consent of any Holder, to execute supplemental indentures modifying certain provisions of the Indenture, provided that no such modification has a material adverse effect on the interests of the Holders.

                  In addition, the Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures and all other series of Debt Securities affected at the time Outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debentures; provided, however, that no such supplemental indenture may, without the consent of the Holder of each outstanding Debenture, among other things:

                  (i) change the Stated Maturity of the principal of, or the time of payment of any installment of interest on, any Debenture;

                  (ii) reduce the principal amount of, or the rate of interest on, any Debenture;

                  (iii) change the place of payment where the Debentures or any interest thereon is payable or the currency in which it is payable;

                  (iv) change the transfer restrictions on the Debentures to allow the Warrants to be transferred separately;

                  (v) impair the right to institute suit for the enforcement of any such payment on or with respect to the Debentures;

                                     A-1-10

                  (vi) reduce the above-stated percentage of principal amount of Debentures, the Holders of which are required to modify or amend the Indenture, to consent to any waiver thereunder or to approve any supplemental indenture;

                  (vii) release the Company from any of its obligations under the Guarantee or the Indenture, except in accordance with the Indenture;

                  (viii) change any obligation of the Company to maintain an office or agency in the place and for the purposes required by the Indenture; or

                  (ix) modify any of the above provisions except (a) to increase the percentage in principal amount of outstanding Debentures necessary for such actions or (b) to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders;

and provided, further, that no such supplemental indenture shall be effective until the holders of not less than 66 2/3% of the aggregate stated liquidation amount of the Trust Securities shall have consented to such supplemental indenture; and provided, further, that where the consent of the Holders of not less than 66 2/3% of the aggregate principal amount of the Debentures is required under the Indenture, no such supplemental indenture shall be effective until the holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities shall have consented to such supplemental indenture.

                  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding affected thereby, on behalf of all of the Holders of the Debentures, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to the Debentures, and its consequences, except a default in the payment of the principal of or interest on any of the Debentures (unless cured as provided in the Indenture) or in respect of a covenant or provision that cannot be modified or amended without the consent of the Holders of each Debenture then Outstanding. Any such consent or waiver by the registered Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

                  12.      Restrictive Covenants.

                  The Indenture requires the Company, for as long as the Trust PIERS remain outstanding, to:

                  (a) maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company may succeed to the Company's ownership of such Common Securities;

                                     A-1-11

                  (b) cause the Trust to (i) remain a Delaware statutory trust, except in connection with the distribution of the Debentures to the Holders, the redemption of all of the Securities, or certain mergers, consolidations, conversions or amalgamations, each as permitted by the Declaration, (ii) not voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by the Declaration and
         (iii) otherwise continue to be classified as a grantor trust for United States federal income tax purposes;

                  (c) use its commercially reasonable efforts to ensure that the Trust will not be an "investment company" required to be registered under the Investment Company Act of 1940, as amended; and

                  (d) not take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                  The Indenture also imposes certain limitations on the ability of the Company to, among other things, merge, consolidate or sell, assign, transfer or lease all or substantially all of its properties or assets. Such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

                  13.      Denomination; Transfer; Exchange.

                  The Debentures of this series are issuable only in registered form without coupons in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debentures of this series so issued are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  14.      Persons Deemed Owners.

                  The registered Holder of this Debenture shall be treated as its owner for all purposes.

                                     A-1-12

                  15.      Defeasance.

                  Subject to certain conditions contained in the Indenture, at any time some or all of the Debentures and the Indenture may be terminated if the Company deposits with the Trustee money and/or Eligible Instruments (including U.S. Government Obligations) sufficient to pay the principal of and interest on the Debentures to the Maturity Date.

                  16.      No Recourse Against Others.

                  No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  17.      Authentication.

                  This Debenture shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Debenture.

                  18       Governing Law.

                  The Indenture and this Debenture shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

                                     A-1-13

                      SCHEDULE OF INCREASES OR DECREASES IN
                                GLOBAL DEBENTURE

                  The following increases or decreases in this Global Debenture have been made:

                                                 Principal Amount of
      Amount of decrease   Amount of increase        Debentures
      in Principal Amount  in Principal Amount    evidenced by this
         of Debentures        of Debentures       Global Debenture        Signature of
       evidenced by this    evidenced by this      following such     authorized officer of
Date   Global Debenture     Global Debenture    decrease or increase          agent
----  -------------------  -------------------  --------------------  ---------------------


                                     A-1-14

                                                                     EXHIBIT A-2

                         [FORM OF SHORT-TERM DEBENTURE]

                         [FACE OF SHORT-TERM DEBENTURE]

                  THIS CERTIFICATE IS NOT TRANSFERABLE. ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL. ANY TRANSFEREE OF THIS CERTIFICATE SHALL BE DEEMED NOT TO BE A HOLDER OF SUCH SHORT-TERM DEBENTURES FOR ANY PURPOSE, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SHORT-TERM DEBENTURES.

                             SOVEREIGN BANCORP, INC.

                  4.375% Junior Subordinated Deferrable Interest Debenture due
_____________

Certificate No.:

Maturity Date:                                          CUSIP No.:____________.

                  This Debenture is one of a duly authorized series of Debt Securities of Sovereign Bancorp, Inc. (the "Debentures"), all issued under and pursuant to an Indenture dated as of September 1, 1999, duly executed and delivered by Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to) and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), an Illinois trust company, as Trustee (the "Trustee"), as supplemented by the Third Supplemental Indenture thereto dated as of February 26, 2004, between the Company and the Trustee (such Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures. By the terms of the Indenture, the Debt Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

                  The Company, for value received, hereby promises to pay _______________, or its registered assigns, the principal sum of
__________________________ U.S. Dollars ($______________) on ___________ (the
"Accelerated Maturity Date").

                  Interest Payment Date: Next to occur of March 1, June 1, September 1 and December 1.

                                     A-2-1

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed manually or by facsimile by its duly authorized officers.

                                             SOVEREIGN BANCORP, INC.

                                             By:_______________________________
                                                Name:
                                                Title:

                                             By:_______________________________
                                                Name:
                                                Title:

Trustee's Certificate of Authentication

This is one of the 4.375% Subordinated Junior
        Deferrable Interest Debentures due
        ____________ referred to in the
        within-mentioned Indenture.

BNY Midwest Trust Company
        (as successor to HARRIS
        TRUST AND SAVINGS BANK),
        as Trustee

By:________________________
   Authorized Officer

Dated:

                                     A-2-2

                             [REVERSE OF DEBENTURE]

                             SOVEREIGN BANCORP, INC.

                  4.375% Subordinated Junior Deferrable Interest Debentures due
_____________.

                  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1.       Principal and Interest.

                  Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company"), promises to pay interest on the principal amount of this Debenture at the Coupon Rate from and including ____________, to, but excluding, _____________ (the "Accelerated Maturity Date"). The Company will pay interest on this Debenture in arrears on the next to occur of March 1, June 1, September 1 and December 1 (the "Interest Payment Date"). Interest not paid on the scheduled Interest Payment Date will accrue and compound quarterly at the Coupon Rate.

                  Interest on the Debentures shall be computed (i) for any full quarterly 90-day period on the basis of a 360-day year of twelve 30-day months,
(ii) for any period shorter than a full quarterly 90-day period, on the basis of a 30-day month and (iii) for any period less than a 30-day month, on the basis of the actual number of days elapsed in the 30-day month.

                  2.       Optional Deferral of Interest.

                  As long as no Event of Default has occurred and is continuing, the Company has the right, at any time and from time to time to defer payments of interest on the Debentures by extending the interest payment period on the Debentures for a period (each, an "Extension Period") not exceeding 20 consecutive quarterly periods, during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Accelerated Maturity Date. Despite such deferral, interest shall continue to accrue with additional interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period ("Compounded Interest"). Prior to the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions of such Extension Period, may not exceed 20 consecutive quarterly periods or extend beyond the Accelerated Maturity Date. At the termination of any Extension Period, the Company shall pay all interest then accrued and unpaid, plus Compounded Interest. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

                  During an Extension Period, the Company may not, and will not permit any subsidiary to:

                                     A-2-3

                  (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock; or

                  (b) make any payment of principal or premium (if any) of, or interest on, or repay, repurchase or redeem any debt securities of the Company that rank on a parity with or junior in interest to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks on a parity with or junior in interest to the Debentures; in each case, other than:

                  (i) dividends or distributions payable in the Company's capital stock, or options, warrants or rights to acquire capital stock of the Company, or repurchases or redemptions of capital stock of the Company solely from the issuance or exchange of capital stock of the Company;

                  (ii)     payments under the Trust PIERS Guarantee;

                  (iii) the payment of any dividend within 60 days after the date of declaration of the dividend if, at the date of declaration, (x) if paid on that date, the payment of the dividend would not have been prohibited by an election to defer interest payments and (y) the declaration was in accordance with the Company's dividend policy in effect immediately prior to its declaration of the dividend;

                  (iv) any declarations of a dividend in connection with the implementation of a shareholders' rights plan, or the issuances of stock under any such plan in the future, or redemptions or repurchases of any rights pursuant to a rights agreement;

                  (v) purchases or acquisitions of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee, director or agent benefit plans or any dividend reinvestment or stock purchase plan;

                  (vi) in connection with the reclassification of any class or series of the Company's capital stock, or the exchange or conversion of one class or series of the Company's capital stock for or into another class or series of its capital stock;

                  (vii) the purchase of fractional interests in shares of the Company's capital stock in connection with the conversion or exchange provisions of that capital stock or the security being converted or exchanged; and

                  (viii) repurchases of capital stock of the Company in connection with the satisfaction by the Company of its obligations pursuant to any acquisitions of businesses made by the Company (which repurchases are made in connection with the satisfaction of indemnification obligations of the sellers of such businesses).

                  3.       Method of Payment.

                                     A-2-4

                  Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  4.       Paying Agent and Security Registrar.

                  Initially, BNY Midwest Trust Company, the Trustee, will act as Paying Agent and Security Registrar. The Company may change the Paying Agent and Security Registrar without notice to any Holder.

                  5.       Indenture.

                  The Company issued this Debenture under an Indenture, dated as of September 1, 1999 (the "Base Indenture"), between the Company and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as trustee (the "Trustee"), as amended and supplemented by the Third Supplemental Indenture, dated as of February 26, 2004 (the "Third Supplemental Indenture", together with the Base Indenture, the "Indenture"), between the Company and the Trustee. The provisions of this Debenture are subject to the more detailed provisions of the Indenture.

                  6.       Redemption.

                  The Company may redeem the Debentures, in whole but not in part, at any time on or after March 5, 2007, provided that the Company elects to cause the redemption of the Trust PIERS and provided certain other conditions pertaining to legal and regulatory authority for such redemption are satisfied.

                  The Company may also redeem the Debentures in whole, but not in part, upon the occurrence and during the continuance of a Special Event (as defined in the Third Supplemental Indenture) within 93 days of such Special Event, provided the Special Event cannot be rectified and certain other conditions are satisfied, including receipt of a favorable tax opinion and consent by the Company.

                  In each case, the redemption price will be equal to 100% of the principal amount to be redeemed, plus accrued interest thereon to the date of redemption.

                  7.       Sinking Fund.

                  The Debentures will not be subject to a sinking fund provision.

                  8.       Subordination.

                  The payment of principal of and interest on this Debenture is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all amounts then due on all Senior Indebtedness of the Company, and this Debenture is issued subject to such subordination provisions of the Indenture with respect

                                     A-2-5
thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

                  9.       Defaults and Remedies.

                  The Indenture provides that an Event of Default with respect to the Debentures occurs when any of the following occurs:

                  (a) the Company defaults in the payment of the principal of any of the Debentures when it becomes due and payable at the Maturity Date or otherwise, whether or not such payment is prohibited by the subordination provisions of Article 6 of the Third Supplemental Indenture;

                  (b) the Company defaults in the payment of interest on any of the Debentures when it becomes due and payable and such default continues for a period of 30 days after written notice has been given as provided in the Indenture, whether or not such payment is prohibited by the subordination provisions of Article 6 of the Third Supplemental Indenture; provided, however, that a valid extension of the interest payment period does not constitute a default in the payment of interest;

                  (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Debentures or the Indenture (other than a covenant included in the Indenture solely for the benefit of any series of Debt Securities other than the Debentures) and such default continues for a period of 90 days after written notice of such failure is given as specified in the Indenture;

                  (d) there are certain events of bankruptcy, insolvency or reorganization of the Company; or

                  (e) the voluntarily or involuntarily dissolution, winding-up or termination of the Trust, except in connection with:

                  (i) the distribution of the Debentures held by the Trust to the holders of the Trust Securities in liquidation of their interests in the Trust;

                  (ii) the redemption of all of the outstanding Trust Securities; or

                  (iii) certain mergers, consolidations, conversions, amalgamations, replacements or other transactions involving the Trust, each as permitted under the Declaration.

                  If an Event of Default shall occur and be continuing, the principal of all of the Debentures may be declared due and payable, in the manner and with the effect provided in the Indenture.

                                     A-2-6

                  10.      Amendment; Supplement; Waiver.

                  The Indenture contains provisions permitting the Company and the Trustee, without the consent of any Holder, to execute supplemental indentures modifying certain provisions of the Indenture, provided that no such modification has a material adverse effect on the interests of the Holders.

                  In addition, the Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures and all other series of Debt Securities affected at the time Outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debentures; provided, however, that no such supplemental indenture may, without the consent of the Holder of each outstanding Debenture, among other things:

                  (i) change the Stated Maturity of the principal of, or the time of payment of any installment of interest on, any Debenture;

                  (ii) reduce the principal amount of, or the rate of interest on, any Debenture;

                  (iii) change the place of payment where the Debentures or any interest thereon is payable or the currency in which it is payable;

                  (iv) change the transfer restrictions on the Debentures to allow the Warrants to be transferred separately;

                  (v) impair the right to institute suit for the enforcement of any such payment on or with respect to the Debentures;

                  (vi) reduce the above-stated percentage of principal amount of Debentures, the Holders of which are required to modify or amend the Indenture, to consent to any waiver thereunder or to approve any supplemental indenture;

                  (vii) release the Company from any of its obligations under the Guarantee or the Indenture, except in accordance with the Indenture;

                  (viii) change any obligation of the Company to maintain an office or agency in the place and for the purposes required by the Indenture; or

                  (ix) modify any of the above provisions except (a) to increase the percentage in principal amount of outstanding Debentures necessary for such actions or (b) to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders;

and provided, further, that no such supplemental indenture shall be effective until the holders of not less than 66 2/3% of the aggregate stated liquidation amount of the Trust Securities shall

                                     A-2-7
have consented to such supplemental indenture; and provided, further, that where the consent of the Holders of not less than 66 2/3% of the aggregate principal amount of the Debentures is required under the Indenture, no such supplemental indenture shall be effective until the holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities shall have consented to such supplemental indenture.

                  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding affected thereby, on behalf of all of the Holders of the Debentures, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to the Debentures, and its consequences, except a default in the payment of the principal of or interest on any of the Debentures (unless cured as provided in the Indenture) or in respect of a covenant or provision that cannot be modified or amended without the consent of the Holders of each Debenture then Outstanding. Any such consent or waiver by the registered Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

                  11.      Restrictive Covenants.

                  The Indenture requires the Company, for as long as the Trust PIERS remain outstanding, to:

                  (f) maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company may succeed to the Company's ownership of such Common Securities;

                  (g) cause the Trust to (i) remain a Delaware statutory trust, except in connection with the distribution of the Debentures to the Holders, the redemption of all of the Securities, or certain mergers, consolidations, conversions or amalgamations, each as permitted by the Declaration, (ii) not voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by the Declaration and
         (iii) otherwise continue to be classified as a grantor trust for United States federal income tax purposes;

                  (h) use its commercially reasonable efforts to ensure that the Trust will not be an "investment company" required to be registered under the Investment Company Act of 1940, as amended; and

                  (i) not take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                  The Indenture also imposes certain limitations on the ability of the Company to, among other things, merge, consolidate or sell, assign, transfer or lease all or substantially all of its properties or assets. Such covenants and limitations are subject to a number of important

                                     A-2-8
qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

                  12.      Denomination; Transfer; Exchange.

                  The Debentures of this series are issuable only in registered form without coupons in denominations of $50 and any integral multiple thereof.

                  This Debenture is not transferable by the registered Holder hereof.

                  13.      Persons Deemed Owners.

                  The registered Holder of this Debenture shall be treated as its owner for all purposes.

                  14.      Defeasance.

                  Subject to certain conditions contained in the Indenture, at any time some or all of the Debentures and the Indenture may be terminated if the Company deposits with the Trustee money and/or Eligible Instruments (including U.S. Government Obligations) sufficient to pay the principal of and interest on the Debentures to the Maturity Date.

                  15.      No Recourse Against Others.

                  No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  16.      Authentication.

                  This Debenture shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Debenture.

                  17       Governing Law.

                  The Indenture and this Debenture shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

                                     A-2-9

                                                                     EXHIBIT "B"

                           Projected Payment Schedule

                                       B-1